Exhibit 10.11
                                                                EXECUTION COPY

                          DLJ Merchant Banking II, Inc.
                                11 Madison Avenue
                               New York, NY 10010

                                  July 20, 2004

PRIVATE AND CONFIDENTIAL

AHC I Acquisition Corp.
c/o DLJ Merchant Banking II, Inc.
11 Madison Avenue
New York, NY 10010

Ladies and Gentlemen:

Reference is hereby made to that certain Letter Agreement Assignment (the "Assignment"), dated April 27, 2004, from Credit Suisse First Boston LLC to DLJ Merchant Banking II, Inc. ("DLJMB") of the Letter Agreement, dated December 12, 1997 (the "Agreement"), between Credit Suisse First Boston LLC (as successor to the interests of Donaldson, Lufkin & Jenrette Securities Corporation under the Agreement) ("CSFB") and AHC I Acquisition Corp. (the "Company").

Pursuant to the terms of the Agreement and the Assignment, the Company hereby agrees to pay DLJMB a one-time fee (the "Financial Advisory Fee") of two million dollars ($2,000,000) in consideration for financial advisory services rendered to the Company by DLJMB in connection with the consummation of the transactions contemplated by the Merger Agreement (the "Merger Agreement"), dated July 20, 2004, by and among the Company, AHC Merger, Inc. and Fusion Acquisition LLC. Payment of such Financial Advisory Fee shall be made by the Company to DLJMB immediately upon the closing under the Merger Agreement.

                                               Very truly yours,

                                               DLJ MERCHANT BANKING II, INC.



                                               By: /s/ Michael Isikow
                                                   -------------------------
                                                   Name:  Michael Isikow
                                                   Title: Principal

ACCEPTED AND AGREED

AHC I ACQUISITION CORP.


By: /s/ Kenneth A. Budde
    --------------------------------
     Name:  Kenneth A. Budde
     Title: Chief Financial Officer
     Date:  July 20, 2004